SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  August 29, 2002            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                     August 26, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      244,598,300.00     230,964,702.25    6,074,985.36     1,347,294.10     7,422,279.46   0.00    0.00      224,889,716.89
IA2      270,300,002.00     255,233,824.11    6,713,327.74     1,595,211.40     8,308,539.14   0.00    0.00      248,520,496.37
IA3       19,307,143.00      18,230,987.44      479,523.41             0.00       479,523.41   0.00    0.00       17,751,464.03
IIA1     169,800,000.00     117,684,346.27   22,147,732.04       218,304.99    22,366,037.03   0.00    0.00       95,536,614.23
IIA2     113,480,000.00     113,480,000.00            0.00       554,160.67       554,160.67   0.00    0.00      113,480,000.00
IIA3      55,413,000.00      55,413,000.00            0.00       303,847.95       303,847.95   0.00    0.00       55,413,000.00
IIA4      20,522,000.00      20,522,000.00            0.00       119,027.60       119,027.60   0.00    0.00       20,522,000.00
IIA5      49,255,800.00      49,255,800.00            0.00       302,512.71       302,512.71   0.00    0.00       49,255,800.00
AR               100.00               0.00            0.00             0.00             0.00   0.00    0.00                0.00
IP        11,851,879.00      11,577,401.12      151,659.13             0.00       151,659.13   0.00    0.00       11,425,741.99
IIM1      11,824,154.00      11,824,154.00            0.00        66,510.87        66,510.87   0.00    0.00       11,824,154.00
IIM2       6,449,538.00       6,449,538.00            0.00        36,278.65        36,278.65   0.00    0.00        6,449,538.00
IB1        7,901,731.00       7,849,914.38        6,182.68        45,791.17        51,973.85   0.00    0.00        7,843,731.70
IB2        3,386,403.00       3,364,196.23        2,649.68        19,624.48        22,274.16   0.00    0.00        3,361,546.55
IB3        3,668,603.00       3,644,545.67        2,870.48        21,259.85        24,130.33   0.00    0.00        3,641,675.19
IB4          846,600.00         841,048.30          662.42         4,906.12         5,568.54   0.00    0.00          840,385.88
IB5        1,128,801.00       1,121,398.73          883.23         6,541.49         7,424.72   0.00    0.00        1,120,515.50
IB6        1,411,004.00       1,401,751.32        1,103.82         8,176.88         9,280.70   0.00    0.00        1,400,647.50
IIB        3,224,771.00       3,224,771.00            0.00        18,139.34        18,139.34   0.00    0.00        3,224,771.00
IIX                0.00               0.00            0.00       545,119.25       545,119.25   0.00    0.00                0.00
TOTALS   994,369,829.00     912,083,378.82   35,581,579.99     5,212,707.52    40,794,287.51   0.00    0.00      876,501,798.83

IIAIO     42,000,000.00      42,000,000.00            0.00       210,000.00       210,000.00   0.00    0.00       42,000,000.00
IX        12,692,756.00      11,746,124.36            0.00        68,519.06        68,519.06   0.00    0.00       11,472,503.80
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VG63     944.26127348     24.83658047      5.50819078     30.34477124          919.42469302     IA1      7.000000 %
IA2     22540VG71     944.26127348     24.83658043      5.90163296     30.73821339          919.42469305     IA2      7.500000 %
IA3     22540VG89     944.26127366     24.83658043      0.00000000     24.83658043          919.42469323     IA3      0.000000 %
IIA1    22540VG97     693.07624423    130.43422874      1.28565954    131.71988828          562.64201549     IIA1     2.086880 %
IIA2    22540VH21   1,000.00000000      0.00000000      4.88333336      4.88333336        1,000.00000000     IIA2     5.860000 %
IIA3    22540VH39   1,000.00000000      0.00000000      5.48333333      5.48333333        1,000.00000000     IIA3     6.580000 %
IIA4    22540VH47   1,000.00000000      0.00000000      5.80000000      5.80000000        1,000.00000000     IIA4     6.960000 %
IIA5    22540VH54   1,000.00000000      0.00000000      6.14166677      6.14166677        1,000.00000000     IIA5     7.370000 %
AR      22540VJ78       0.00000000      0.00000000      0.00000000      0.00000000            0.00000000     AR       7.000000 %
IP      22540VH88     976.84098192     12.79620978      0.00000000     12.79620978          964.04477214     IP       0.000000 %
IIM1    22540VH96   1,000.00000000      0.00000000      5.62500032      5.62500032        1,000.00000000     IIM1     6.750000 %
IIM2    22540VJ29   1,000.00000000      0.00000000      5.62499981      5.62499981        1,000.00000000     IIM2     6.750000 %
IB1     22540VJ37     993.44237105      0.78244628      5.79508085      6.57752713          992.65992477     IB1      7.000000 %
IB2     22540VJ45     993.44237233      0.78244674      5.79508109      6.57752784          992.65992559     IB2      7.000000 %
IB3     22540VJ52     993.44237302      0.78244498      5.79508058      6.57752556          992.65992804     IB3      7.000000 %
IB4     22540VJ86     993.44235767      0.78244744      5.79508623      6.57753366          992.65991023     IB4      7.000000 %
IB5     22540VJ94     993.44236052      0.78244970      5.79507814      6.57752784          992.65991083     IB5      7.000000 %
IB6     22540VK27     993.44248493      0.78229403      5.79507925      6.57737327          992.66019090     IB6      7.000000 %
IIB     22540VJ60   1,000.00000000      0.00000000      5.62500097      5.62500097        1,000.00000000     IIB      6.750000 %
TOTALS                917.24763988     35.78304465      5.24222213     41.02526678          881.46459523

IIAIO   22540VH62   1,000.00000000      0.00000000      5.00000000      5.00000000        1,000.00000000     IIAIO    6.000000 %
IX      22540VH70     925.41953536      0.00000000      5.39828072      5.39828072          903.86231328     IX       7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                                August 26, 2002


Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                              737,613.53
                        Group 1                                                                           424,400.21
                        Group 2                                                                           313,213.32

                        Principal Prepayments (Total)                                                  34,387,788.35
                        Group 1                                                                        12,702,163.44
                        Group 2                                                                        21,685,624.91

                        Repurchase Principal (Total)                                                            0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Substitution Amounts                                                                    0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Net Liquidation Proceeds (Total)                                                        0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Insurance Proceeds (Total)                                                              0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Other Principal (Total)                                                           456,178.32
                        Group 1                                                                           307,284.51
                        Group 2                                                                           148,893.81



Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                          4,887
                        Group 1                                                                                3,967
                        Group 2                                                                                  920

                        Beginning Aggregate Loan Balances (Total)                                     914,233,226.10
                        Group 1                                                                       534,229,770.51
                        Group 2                                                                       380,003,455.59

                        Ending Number of Loans Outstanding (Total)                                             4,754
                        Group 1                                                                                3,885
                        Group 2                                                                                  869

                        Ending Aggregate Loan Balances (Total)                                        878,651,645.90
                        Group 1                                                                       520,795,922.35
                        Group 2                                                                       357,855,723.55


Section 4.04(a)(vi)     Master Servicing Fees (Total)                                                       3,400.10
                        Group 1                                                                                25.69
                        Group 2                                                                             3,374.41

                        Servicing Fees (Total, including PMI and RMIC Fees)                               831,761.01
                        Group 1                                                                           615,869.71
                        Group 2                                                                           215,891.30

                        Trust Administrator Fees (Total)                                                    1,705.51
                        Group 1                                                                             1,111.64
                        Group 2                                                                               593.87


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            August 26, 2002



Section 4.04(a)(viii)   Current Advances (Total)                                                                 N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

                        Outstanding Advances (Total)                                                             N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 50              6,278,580.32            1.21 %
                        2 Month                 14              1,456,430.04            0.28 %
                        3 Month                 19              2,250,773.39            0.43 %
                        Total                   83              9,985,783.75            1.92 %

                        Group 2
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 11              4,634,643.07            1.30 %
                        2 Month                  4              1,510,872.45            0.42 %
                        3 Month                  6              1,993,485.19            0.56 %
                        Total                   21              8,139,000.71            2.28 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  61             10,913,223.39           1.24 %
                        2 Month                  18              2,967,302.49           0.34 %
                        3 Month                  25              4,244,258.58           0.48 %
                        Total                   104             18,124,784.46           2.06 %

                        *  Delinquent Bankrupcies and Foreclosures are included above


                        Bankrupcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        * Only Current Bankruptcies are reflected in the table above.



                                      -8-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.





                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            August 26, 2002



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                        11              1,265,082.97            0.24 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        2               343,284.07              0.10 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        13              1,608,367.04            0.18 %


Section 4.04(a)(xi)     REO Properties

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses (Totals)                                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Cummulative Realized Losses (Totals)                                            0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        329
                        Group 1                                                                         327
                        Group 2                                                                         331


Section 4.04(a)(xiv)    Number of claims submitted under the RMIC PMI Policy                            0.00
                        Total amount of claims submitted under the RMIC PMI Policy                      0.00
                        Number of claims paid under the RMIC PMI Policy                                 0.00
                        Total amount of claims paid under the RMIC PMI Policy                           0.00

Sec. 4.04 (a)(x)        Rolling Three Month Delinquency Rate                                       0.635267 %

Group 2 O/C Reporting   Targeted Overcollateralization Amount                                   2,149,846.32
                        Ending Overcollateralization Amount                                     2,149,846.32
                        Ending Overcollateralization Deficiency                                         0.00
                        Group 1 Excess Interest Amount                                             12,269.92
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   545,119.24
                        Payment to Class II-X                                                     545,119.25


                                     -9-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
